UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
 _______________________________________

FORM 8-K
 _______________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2020
 _______________________________________
ENABLE MIDSTREAM PARTNERS, LP
(Exact name of registrant as specified in its charter)
 _______________________________________

Delaware		1-36413	72-1252419

(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification No.)

499 West Sheridan Avenue,	Suite 1500
Oklahoma City,	Oklahoma		73102
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code:
 (405) 525-7778
____________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Units Representing Limited Partner Interests	ENBL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On April 21, 2020, Enable GP, LLC (“Enable GP”), the general partner of Enable Midstream Partners, LP (the “Partnership”), was notified by CenterPoint Energy Midstream, Inc. (“CenterPoint Midstream”) that Kristie L. Colvin has been appointed as a member of the board of directors of Enable GP (the “Board”), effective May 1, 2020. CenterPoint Midstream is a wholly-owned subsidiary of CenterPoint Energy, Inc. (“CenterPoint Energy”), which owns a 50% governance interest and a 40% economic interest in Enable GP. Ms. Colvin replaces Xia Liu who will step down as a member of the Board on May 1, 2020. Ms. Liu is stepping down from the Board in connection with her resignation as Executive Vice President and Chief Financial Officer of CenterPoint Energy, and her departure from the Board is not due to any disagreement with Enable GP or the Partnership.

Ms. Colvin, 56, currently serves as Interim Executive Vice President and Chief Financial Officer and Chief Accounting Officer of CenterPoint Energy. Neither Enable GP nor the Partnership has entered into any material contract, plan or arrangement with, or will provide any compensation to, Ms. Colvin. There are no material arrangements or understandings between Ms. Colvin and any other person pursuant to which Ms. Colvin was appointed to serve as a director that are not described above. Ms. Colvin is not currently expected to be named to any committees of the Board.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enable Midstream Partners, LP

By:	Enable GP, LLC,
its general partner

By:	/s/ J. Brent Hagy
J. Brent Hagy
Vice President, Deputy General Counsel and Secretary

Date: April 21, 2020